PFM MULTI-MANAGER SERIES TRUST

 (the “Trust”)

Supplement dated October 15, 2020

to the Trust’s Summary Prospectus, Prospectus and Statement of Additional Information

each dated January 28, 2020

This supplement provides updated information to the summary prospectus, prospectus and statement of additional information, each dated January 28, 2020. You can find the summary prospectus, prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager Fixed Income Fund, online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

Effective immediately, Nomura Corporate Research and Asset Management Inc. (“Nomura”) no longer serves as a sub-adviser to the PFM Multi-Manager Fixed Income Fund (the “Fund”). Accordingly, all references to Nomura as a sub-adviser to the Fund are hereby removed from the Summary Prospectus, Prospectus and Statement of Additional Information.

Please keep this supplement with your summary prospectus, prospectus and statement of additional information for future reference.